EXHIBIT 10.30
                                                                   -------------



                                                      March 5, 2003

DSL.net, Inc.
545 Long Wharf Drive
5th Floor
New Haven, CT06511
Attention:  Robert DeSantis
            Chief Financial Officer


         RE: FIRST AMENDMENT TO GUARANTY, DATED AS OF MARCH 5, 2003 (THE "GUARANTY AMENDMENT"), BY AND BETWEEN VANTAGEPOINT VENTURE PARTNERS III (Q), L.P. AND FLEET NATIONAL BANK

Dear Bob:

         In consideration for VantagePoint Venture Partners III (Q), L.P. ("VPVP") entering into the Guaranty Amendment referenced above which increases VPVP's guaranty obligations thereunder from $5,000,000 to $8,000,000, DSL.net, Inc. ("DSL.net") hereby agrees to recommend to its Board of Directors, for approval, that compensation be paid by DSL.net to VPVP for $1,000,000 of VPVP's increased guarantee obligations. Such compensation will be in the form of warrants to purchase the number of shares of the type of equity securities issued by DSL.net in its next equity financing which is equal to $1,000,000 divided by the per share price of such DSL.net equity securities as set in the next equity financing closed by DSL.net. Such compensation is subject to Board approval (including the approval of a majority of the Directors who are unaffiliated with VPVP). In no event will compensation be due or payable if DSL.net does not close an equity financing on or before December 5, 2003, or if any form of shareholder, legal or regulatory approval (including pursuant to the rules of any stock market on which DSL.net's securities are traded) is required in order for DSL.net to issue such compensation. By your signature below you hereby acknowledge and agree to the foregoing. Please execute the acknowledgment below and fax a copy of this letter to my attention at 650-869-6078 and return the original to my attention at 1001 Bayhill Drive, Suite 300, San Bruno, CA 94066.

                                Very truly yours,

                                VantagePoint Venture
                                Partners III (Q) L.P.

                                By:  VantagePoint Venture Associates III, L.L.C.

                                By: /s/ James D. Marver
                                    --------------------------------------------
                                    its Managing Member



ACKNOWLEDGED & AGREED TO:

DSL.NET, INC.

By: /s/ Robert DeSantis
    -----------------------
    Robert DeSantis
    Chief Financial Officer